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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 12 or 15(d) of the

                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 28, 1998
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                          MERIT Securities Corporation
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               (Exact name of registrant as specified in charter)


          Virginia                         03992                  54-1736551
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


            10900 Nuckols Road, 3rd Floor, Glen Allen, Virginia 23060
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (804) 217-5800

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

Item 1.  Changes in Control of Registrant.
                  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.
                  Not Applicable.

Item 3.  Bankruptcy or Receivership.
                  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
                  Not Applicable.

Item 5.  Other Events.

         On May 28, 1998, the Registrant issued $1,538,833,000 principal amount of Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 2-A3, Class 3-A1, Class
B-1 and Class B-2 Bonds (the "Underwritten Bonds") and $20,000,000 initial principal balance of its Collateralized Bonds, Series 11, Class B-3 Bonds (the
"Placed Bonds" and collectively with the Underwritten Bonds, the "Registered
Bonds") pursuant to the Series 11 Supplement dated as of May 1, 1998 (the
"Series 11 Supplement"), to the Indenture dated as of May 1, 1998 (the "Original
Indenture" and, collectively with the Series 11 Supplement, the "Indenture"), between the Registrant and Chase Bank of Texas, National Association, as trustee
(the "Trustee"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture. The initial principal amounts, Class
Interest Rates and the Stated Maturities of the Registered Bonds are as follows:
                                        Original                  Class Interest                  Stated
         Designation                Principal Amount                   Rate                      Maturity
Class 1-A1                            $262,000,000                     (1)                   July 28, 2022
Class 1-A2                             238,000,000                     (1)                   December 28, 2028
Class 2-A1                             300,000,000                     (1)                   March 28, 2018
Class 2-A2                             200,000,000                     (1)                   November 28, 2022
Class 2-A3                             166,560,000                     (1)                   September 28, 2025
Class 3-A1                             258,173,000                     (1)                   April 28, 2027
Class B-1                               59,600,000                     (1)                   September 28, 2032
Class B-2                               34,500,000                     (1)                   September 28, 2032
Class B-3                               20,000,000                     (1)                   September 28, 2032

(1)      Variable as described in Exhibit 4.1.

         As security for the Registered Bonds, the Registrant pledged certificates representing substantially the entire interest in a pool of conventional, one- to four-family, fully amortizing first lien mortgage loans and manufactured housing installment sales contracts to the Trustee pursuant to the Indenture. The certificates were purchased by the Registrant in a privately-negotiated transaction with Issuer Holding Corp. ("IHC") pursuant to a Sales Agreement dated May 22, 1998, between the Registrant and IHC

         The Underwritten Bonds have been sold by the Registrant to Lehman Brothers Inc., Greenwich Capital Markets, Inc., and First Union Capital Markets, A Division of Wheat First Securities, Inc. (the "Underwriters") pursuant to an Underwriting Agreement dated as of May 22, 1998, between the Underwriters, and the Registrant and IHC. The Placed Bonds have been sold, together with other bonds of the Registrant issued under the Indenture, by the Registrant to an affiliate.

         The description of the assets underlying the certificates pledged to secure the Registered Bonds pursuant to the Indenture begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount or percentage, as applicable. Asterisks (*) in the following tables indicate values between 0.0% and 0.5%.

Item 6.  Signations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma, Financial Information and Exhibits

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits

                        4.1 Series 11 Supplement dated May 1, 1998, between the
                            Registrant and Chase Bank of Texas, National
                            Association, as Trustee.

                                INDEX TO EXHIBITS




Exhibit

4.1 Series 11 Supplement dated May 1, 1998, between the Registrant and Chase Bank of Texas, National Association, as Trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 28, 1998
                          MERIT SECURITIES CORPORATION



                          By: /s/ Lisa R. Cooke
                             --------------------------------
                          Lisa R. Cooke, Vice President